Exhibit 99.2

CIRCOR International to Announce Fourth Quarter and Year-End 2013
Financial Results on February 27

Company Also Announces Availability of Historical Segment Information Reflecting Previously Announced Realignment of Segments

Burlington, MA - January 23, 2014 - CIRCOR International, Inc. (NYSE: CIR) today announced that it will release its fourth quarter and year-end 2013 financial results before market-open on Thursday, February 27, 2014 and management will host a conference call that morning at 10:00 a.m. ET. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

The Company also announced the availability of certain historical segment information reflecting its previously announced change from three reportable segments to two reportable segments beginning in the fourth quarter of 2013. The first segment, ‘Energy’, includes all of the businesses from the former Energy segment and a majority of the former Flow Technologies segment. The second segment, ‘Aerospace and Defense’, includes all of the former Aerospace segment businesses plus the primarily defense-oriented UK-based businesses in the former Flow Technologies segment. To facilitate comparability, CIRCOR has provided this historical segment information to reflect the new two reportable segment presentation for each of the prior quarterly reporting periods from the first quarter of 2011 through the third quarter of 2013 in a Form 8-K furnished with the Securities and Exchange Commission on January 23, 2014. This information can be accessed under the “SEC Filings” section in the “Investors” portion of CIRCOR’s website.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense. With more than 7,500 customers in over 100 countries, CIRCOR has a diversified product portfolio with recognized, market-leading brands. CIRCOR’s culture, built on the CIRCOR Business System, is defined by the Company’s commitment to attracting, developing and retaining the best talent and pursuing continuous improvement in all aspects of its business and operations. The Company’s strategy includes growing organically by investing in new, differentiated products; adding value to component products; and increasing the development of mission-critical subsystems and solutions. CIRCOR also plans to leverage its strong balance sheet to acquire strategically complementary businesses. For more information, visit the Company’s investor relations web site at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President and Chief Financial Officer
781-270-1210

Dennis Walsh
Vice President
Sharon Merrill Associates, Inc.
617-542-5300